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                                                                   Exhibit 10.72



                                  McLEOD, INC.

                           DIRECTORS STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


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                                TABLE OF CONTENTS

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
1. GRANT OF OPTION.................................................................................. 1
2. PRICE............................................................................................ 1
3. EXERCISE OF OPTION............................................................................... 1
      3.1 Time of Exercise of Option................................................................ 2
      3.2 Exercise by Optionee...................................................................... 2
      3.3 Limitations on Exercise of Option......................................................... 2
      3.4 Termination of Service.................................................................... 2
      3.5 Rights in the Event of Death.............................................................. 2
      3.6 Rights in the Event of Disability......................................................... 3
      3.7 Reduction in Number of Shares Subject to Option........................................... 3
4. METHOD OF EXERCISE OF OPTION..................................................................... 3
5. LIMITATIONS ON TRANSFER.......................................................................... 4
6. RIGHTS AS STOCKHOLDER............................................................................ 4
7. EFFECT OF CHANGES IN CAPITALIZATION.............................................................. 4
      7.1 Changes in Shares......................................................................... 4
      7.2 Reorganization in Which the Corporation Is the Surviving Entity........................... 5
      7.3 Reorganization in Which the Corporation Is Not the Surviving Corporation or Sale of
               Assets or Stock...................................................................... 5
      7.4 Adjustments............................................................................... 5
8. GENERAL RESTRICTIONS............................................................................. 6
9. DISCLAIMER OF RIGHTS............................................................................. 6
10. WITHHOLDING..................................................................................... 7
11. CAPTIONS........................................................................................ 7
12. SEVERABILITY.................................................................................... 7
13. INTERPRETATION OF THIS OPTION AGREEMENT......................................................... 7
14. GOVERNING LAW................................................................................... 7
15. GRANT DATE...................................................................................... 7
16. BINDING EFFECT.................................................................................. 8
17. NOTICE.......................................................................................... 8
18. ENTIRE AGREEMENT................................................................................ 8



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                                  McLEOD, INC.

                          DIRECTORS' STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

                  This Stock Option Agreement (the "Option Agreement") is made as of the ____ day of ______, 1996, by and between McLeod, Inc. (the "Corporation") and ______________, a non-employee director of the Corporation (the "Optionee").

                  WHEREAS, the Board of Directors of the Corporation (the "Board") has duly adopted, and the stockholders of the Corporation have duly approved, the McLeod, Inc. Amended and Restated Directors Stock Option Plan (the "Plan") which provides for the grant to non-employee directors of a specified number of options for the purchase of shares of the Corporation's Class A Common Stock, $.01 par value (the "Stock"), subject to stockholder approval of the Plan;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

                  1.       GRANT OF OPTION.

                  Subject to the terms of the Plan (attached hereto as Exhibit A, the terms of which are incorporated by reference herein), the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions hereinafter set forth, 10,000 shares of Stock. This Option shall not constitute an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2.       PRICE.

                  The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $______ per share (the Fair Market Value on the Grant Date).

                  3.       EXERCISE OF OPTION.

                  Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:


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                  3.1      TIME OF EXERCISE OF OPTION.

                  The Optionee may exercise the Option (subject to the limitations on exercise set forth in the Plan or in this Option Agreement relating to such Option), in installments as follows: on the first anniversary of the Grant Date of the Option, as set forth in Section 15 below, the Option shall be exercisable in respect of 25 percent of the number of shares specified in Section 1 above, and the Option shall be exercisable in respect of an additional 25 percent of the number of shares specified in Section 1 above on each of the next three anniversaries of the Grant Date, as set forth in Section 15 below. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

                  3.2      EXERCISE BY OPTIONEE.

                  During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

                  3.3      LIMITATIONS ON EXERCISE OF OPTION.

                  Notwithstanding the foregoing Subsections of this Section, in no event may the Option be exercised, in whole or in part, after 10 years following the date upon which the Option is granted, as set forth in Section 15 below, or after the occurrence of an event referred to in Section 7 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share.

                  3.4      TERMINATION OF SERVICE.

                  Upon the termination of service (a "Service Termination") of the Optionee in all capacities as an employee and/or director of the Corporation and all of its affiliated companies, other than by reason of the death or permanent and total disability of such Optionee, this Option shall terminate and Optionee shall have no further right to exercise the Option.

                  3.5      RIGHTS IN THE EVENT OF DEATH.

                  If an Optionee dies while in service as a director of the Corporation, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within three months after the date of such Optionee's death, and prior to termination of the Option pursuant to Section 3.3 above, to exercise any Option held by such Optionee at the date of such Optionee's


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death, whether or not such Option was exercisable immediately prior to such
Optionee's death.

                  3.6      RIGHTS IN THE EVENT OF DISABILITY.

                  If there is a Service Termination by reason of the permanent and total disability of the Optionee, then such Optionee shall have the right at any time within three months after such Service Termination and prior to termination of the Option pursuant to Section 3.2 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such Service Termination, whether or not such Option was exercisable immediately prior to such Service Termination. Whether a Service Termination is to be considered by reason of permanent and total disability for purposes of this Plan shall be determined by the Administrator, which determination shall be final and conclusive.

                  3.7      REDUCTION IN NUMBER OF SHARES SUBJECT TO OPTION.

                  The number of shares which may be purchased upon exercise of the Option pursuant to this Section shall be reduced by the number of shares previously purchased upon exercise of the Option pursuant to this Section.

                  4.       METHOD OF EXERCISE OF OPTION.

                  The Option may be exercised to the extent that shares have become exercisable hereunder by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Compensation Committee of the Board, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) by a combination of the methods described in (a) and (b) hereof. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise the Option granted other than as set


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forth above shall be invalid and of no force and effect. Promptly after the exercise of the Option and the payment in full of the Option Price of the shares of Stock covered thereby, the Optionee shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares.

                  5.       LIMITATIONS ON TRANSFER.

                  The Option is not transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

                  6.       RIGHTS AS STOCKHOLDER.

                  Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares transferable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Corporation.

                  7.       EFFECT OF CHANGES IN CAPITALIZATION.

                  7.1      CHANGES IN SHARES.

                  If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the date the Option is granted, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.



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                  7.2      REORGANIZATION IN WHICH THE CORPORATION IS THE
                           SURVIVING ENTITY.

                  Subject to Section 7.3 of this Section, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of shares subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

                  7.3 REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK.

                  Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Option shall terminate, except to the extent provision is made in writing in connection with such transaction for the assumption of the Option, or for the substitution for the Option of a new option covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise the Option to the extent that the Option was otherwise exercisable at the time such termination occurs. The Administrator shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Corporation gives notice thereof to its stockholders.

                  7.4      ADJUSTMENTS.

                  Adjustments specified in this Section 7 relating to shares of Stock or securities of the Corporation shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such


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adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  8.       GENERAL RESTRICTIONS.

                  The Corporation shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Administrator has received evidence satisfactory to the Administrator that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Administrator shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered by the Option pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                  9.       DISCLAIMER OF RIGHTS.

                  No provision in this Option Agreement shall be construed to confer upon the Optionee the right to continue as a member of the Board or to interfere in any way with the right of the Corporation to terminate such relationship.


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                  10.      WITHHOLDING.

                  The Corporation shall have the right to withhold, or require an Optionee to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to exercise of Options. To the extent permissible under applicable tax, securities and other laws, the Optionee may satisfy a tax withholding requirement by directing the Corporation to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option to satisfy withholding requirements under this Section 10.

                  11.      CAPTIONS.

                  The use of captions in this Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of such Option Agreement.

                  12.      SEVERABILITY.

                  If any provision of the Plan or this Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions thereof and hereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction

                  13.      INTERPRETATION OF THIS OPTION AGREEMENT.

                  All decisions and interpretations made by the Administrator with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

                  14.      GOVERNING LAW.

                  This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

                  15.      GRANT DATE.

                  The Grant Date of this Option is _____, 1996.


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                  16.      BINDING EFFECT.

                  Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

                  17.      NOTICE.

                  Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of the Corporate Secretary, or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.

                  18.      ENTIRE AGREEMENT.

                  This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.


ATTEST:                                 MCLEOD, INC.

                                        By:________________________________

___________________________________     Title:_____________________________

                                        OPTIONEE:


                                        ___________________________________


                                        ADDRESS FOR NOTICE TO
                                        OPTIONEE:


                                        ___________________________________
                                        Number                        Street

                                        ___________________________________
                                        City           State          Zip Code


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